UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 4, 2019 (August 28, 2019)

MOHAWK INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	01-13697	52-1604305
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 South Industrial Blvd.

Calhoun, Georgia 30701

(Address of principal executive offices) (Zip Code)

(706) 629-7721

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	MHK	New York Stock Exchange
Floating Rate Notes due 2019		New York Stock Exchange
Floating Rate Notes due 2020		New York Stock Exchange
2.000% Senior Notes due 2022		New York Stock Exchange

Item 1.01.	Entry into a Material Definitive Agreement.

On September 4, 2019, Mohawk Capital Finance S.A. (“Mohawk Finance”), an indirect wholly-owned subsidiary of Mohawk Industries, Inc. (the “Company”) that provides financing for the Company through the issuance of debt securities, completed a public offering of €300,000,000 aggregate principal amount of its Floating Rate Notes due 2021 (the “Notes”). The offering of the Notes was made pursuant to the Company’s and Mohawk Finance’s shelf registration statement on Form S-3, as amended by Post-Effective Amendment No. 1 thereto (File Nos. 333-219716 and 333-219716-02) filed with the Securities and Exchange Commission on September 1, 2017, a preliminary prospectus supplement, dated August 28, 2019, and a prospectus supplement, dated August 28, 2019, related to the offering of the Notes, each as filed with the Securities and Exchange Commission.

The Notes are senior unsecured obligations of Mohawk Finance and will rank equally in right of payment with all of Mohawk Finance’s other existing and future senior unsecured indebtedness. The Notes are fully, unconditionally and irrevocably guaranteed by the Company on a senior unsecured basis (the “Guarantee” and, together with the Notes, the “Securities”).

In connection with the offering of the Notes, Mohawk Finance and the Company entered into an Underwriting Agreement, dated August 28, 2019 (the “Underwriting Agreement”), between Mohawk Finance, the Company and Barclays Bank PLC (the “Underwriter”). Pursuant to the Underwriting Agreement, Mohawk Finance agreed to sell the Notes to the Underwriter, and the Underwriter agreed to purchase the Notes for resale to the public. The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Company and Mohawk Finance, on the one hand, and the Underwriter, on the other hand, have agreed to indemnify each other against certain liabilities and will contribute to payments the other party may be required to make in respect thereof.

The Securities were issued pursuant to an Indenture dated as of September 11, 2017 among Mohawk Finance, as issuer, the Company, as parent guarantor, and U.S. Bank National Association, as trustee (the “Trustee”) (the “Base Indenture”), as supplemented by a Third Supplemental Indenture dated as of September 4, 2019 among Mohawk Finance, as issuer, the Company, as the parent guarantor, the Trustee, as trustee, registrar and transfer agent, and Elavon Financial Services DAC, as paying agent (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The Notes will bear interest at a rate per annum, reset quarterly, equal to three-month EURIBOR plus 0.20% (but in no event shall the interest rate be less than zero). Interest on the Notes is payable quarterly on December 4, March 4, June 4 and September 4 of each year, commencing on December 4, 2019, and the Notes mature on September 4, 2021.

The Notes are not redeemable prior to maturity, except that Mohawk Finance may redeem the Notes in whole, but not in part, at its option, in the event of certain developments affecting the United States, Luxembourg or other applicable taxing jurisdiction on the terms set forth in the Indenture. Additionally, the holders of the Notes have the right to require Mohawk Finance to purchase all or a portion of their Notes upon certain changes in control of the Company or Mohawk Finance, as defined in the Indenture.

The Indenture contains certain covenants that, among other things and subject to a number of exceptions and qualifications, limit the Company’s ability and the ability of its subsidiaries, including Mohawk Finance, to create liens and to enter into sale and leaseback transactions and limit the Company’s ability to consolidate, merge or transfer all or substantially all of its assets. The Indenture also contains certain customary events of default, including failure to make payments in respect of the principal amount of the Notes, failure to make payments of interest on the Notes when due and payable, failure to comply with certain covenants and agreements and certain events of bankruptcy or insolvency.

The foregoing summary is qualified in its entirety by reference to the full text of the Underwriting Agreement, Base Indenture, the Supplemental Indenture and the global note, which are filed as Exhibits 1.1, 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

The documents included as exhibits to this Current Report on Form 8-K are filed solely to provide information about their terms, are not intended to provide any factual or other information about the Company or the other parties to the agreements, and should not be relied upon by investors for any other purpose.

(d)	Exhibits.

1.1	Underwriting Agreement, dated as of August 28, 2019, by and among, Mohawk Capital Finance S.A., Mohawk Industries, Inc. and Barclays Bank PLC.

4.1

Indenture, dated as of September 11, 2017, by and among Mohawk Capital Finance S.A., as issuer, Mohawk Industries, Inc., as parent guarantor and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated September 11, 2017).

4.2

Third Supplemental Indenture, dated as of September 4, 2019, by and among Mohawk Capital Finance S.A., as issuer, Mohawk Industries, Inc., as parent guarantor, U.S. Bank National Association, as trustee, registrar and transfer agent and Elavon Financial Services DAC, as paying agent.

4.3	Note for Floating Rate Notes due 2021

5.1	Opinion of Alston & Bird LLP

5.2	Opinion of Arendt & Medernach SA

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1)

23.2	Consent of Arendt & Medernach SA (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mohawk Industries, Inc.

	By:	/s/ R. David Patton
R. David Patton
Date: September 4, 2019		Vice President Business Strategy, General Counsel and Secretary

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